SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2005 (August 19, 2005)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 325-4200

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index of Exhibits page 2.

Total number of pages in this report is 3.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Benefit Plans.

The AmSouth Funds Board of Trustees recently approved, subject to AmSouth Funds shareholder approval, the reorganization of the AmSouth Funds into either existing Pioneer Funds or new Pioneer Funds created specifically to receive the assets of the corresponding AmSouth Fund.

Upon receiving the necessary approvals, the AmSouth Funds in the Profit Sharing and Retirement Plan of Liberty National Life Insurance Company (“PS&R Plan”) will be reorganized into Pioneer Funds with generally similar investment objectives and strategies and offering similar share classes as the AmSouth Funds currently offered by the PS&R Plan. The reorganization is expected to occur the weekend of September 24, 2005. The last day trades in the AmSouth Funds will be processed is Tuesday, September 20, 2005.

Investment fund mapping changes are:

Prior Fund Option	To	New Fund Option
AmSouth Government Income Fund		Pioneer Government Income Fund
AmSouth High Quality Bond Fund		Pioneer Bond Fund
AmSouth Balanced Fund		Pioneer Classic Balanced Fund
AmSouth Large Cap Fund		Pioneer Oak Ridge Large Cap Growth Fund
AmSouth Small Cap Fund		Pioneer Growth Opportunities Fund

The change will necessitate a blackout period for the participants in the plan where participants will be temporarily unable to direct or diversify investments in their individual accounts, rollover or transfer assets from these plans to another plan, obtain in-service or hardship withdrawals, obtain plan loans or obtain distributions from the plan. The class of equity securities that will be subject to the blackout period is Torchmark Corporation’s common stock.

There will be a three business day blackout from September 21, 2005 through September 23, 2005. No trades can be processed during the blackout period. Trading will be available on Monday, September 26, 2005. Notice of this blackout period was sent to all the Plan’s participants and beneficiaries as required under Department of Labor regulations, on August 19, 2005 as well as to all members of the Torchmark Board of Directors and all persons subject to Securities Exchange Act of 1934 Section 16 reporting.

Questions about Section 306 (a) of the Sarbanes-Oxley Act should be addressed to Larry Hutchison at Torchmark Corporation, 3700 South Stonebridge Drive, McKinney, Texas 75070 (972-569-3245) or Carol McCoy at Torchmark Corporation, 2001 Third Avenue South, Birmingham, Alabama 35233 (205-325-4243). Questions concerning the Blackout Period or the Blackout Period Notice should be addressed to Dennis Luft at Liberty National Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233 (205-325-2812).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: August 24, 2005	/s/ Carol A. McCoy
Carol A. McCoy,
Vice President, Associate Counsel and
Secretary